SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) December 15, 2003

                               CONOLOG CORPORATION
               (Exact name of registrant as specified in charter)

       Delaware                       0-8174                    52-0853566
 (State or other juris-             (Commission                (IRS Employer
diction of Incorporation)           File number)             Identification No.)

                  5 Columbia Road, Somerville, New Jersey 08876
               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99. Press Release dated December 15, 2003, announcing the financial results of Conolog Corporation for the quarter ended October 31, 2003.

Item 12. Results of Operations and Financial Condition

      On December 15, 2003, Conolog Corporation issued a press release announcing its financial results for the quarter ended October 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference to this exhibit.

      The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONOLOG CORPORATION


                                             By /s/ Marc R. Benou
                                                -----------------
                                                President and
                                                Chief Operating Officer

Dated: December 16, 2003